Exhibit 99.19

Simpsonville (SC), 9 agosto 2007

Spettabile

Pegaso Finance S.à r.l.
19/21, Boulevard du Prince Henri
L-1724 Lussemburgo
(Gran Ducato del Lussemburgo)
To the attention of Christophe Velle

Raccomandata a.r. (anticipata via fax e posta elettronica)

CONVENZIONE IN DATA 13 SETTEMBRE 2007 (LA “CONVENZIONE”) – DEROGHE E MODIFICHE RELATIVE AL CREDITO RESIDUO E ALLA NUOVA FINANZA

Gentili Signori,

facciamo riferimento alla Convenzione, le cui definizioni si intendono qui richiamate iaddove non sia altrimenti previsto.

Vi comunichiamo che sono in corso trattative tra l’Investitore e KEMET Corporation (“KEMET”) per l’acquisizione da parte di società controllate da KEMET (l’“Acquirente”) dell’intero capitale sociale di Arcotronics di proprietà dell’Investitore (l’“Acquisizione”) e che in data 10 agosto 2007 l’Acquirente e l’Investitore hanno stipulate un contratto di compravendita sospensivamente condizionato relativo all’Acquisizione (lo “SPA”).

Vi richiediamo irrevocabilmente con effetto alla data di perfezionamento dell’Acquisizione (la “Data dell’Acquisizione”) in quanto la stessa avvenga entro e non oltre il 29 febbraio 2008:

(A)                 di rinunciare, ai sensi e per gli effetti dell’articolo 16.6 (Rinuncia alla Condizione Risolutiva) della Convenzione, alle condizioni risolutive di cui all’articolo 16.5 punti (15), (16) e (17) della Convenzione (il “Waiver”) ed a qualsiasi diritto, facoltà, rimedio e azione spettante al Nuovo Finanziatore ai sensi della Convenzione e della restante Documentazione Finanziaria (ivi incluso a titolo meramente esemplificativo l’articolo 6.1 lettere (d) ed (f) dell’atto di pegno di primo grado sulla totalità delle azioni Arcotronics) esclusivamente in relazione al verificarsi del Cambio di Controllo conseguente all’Acquisizione; e

(B)                   di apporre alla Convenzione le Modifiche (come di seguito definite).

1.         Quale corrispettivo per la concessione del Waiver e per l’accettazione delle Modifiche, KEMET si impegna a far si che l’Acquirente corrisponda al Nuovo Finanziatore una somma pari a Euro 3.500.000,00 (la “Commissione di Organizzazione”). La Commissione di Organizzazione sarà dovuta subordinatamente al perfezionamento dell’Acquisizione e dovrà essere integralmente corrisposta dall’Acquirente alla Data dell’Acquisizione, indipendentemente dall’esecuzione delle Dichiarazioni di Accettazione (come di seguito definite) e dall’efficacia del Waiver e delle Modifiche (come di seguito definite).

2.         Quale ulteriore corrispettivo per la concessione del Waiver e per l’accettazione delle Modifiche, KEMET, ai sensi e per gli effetti dell’Articolo 1936 e seguenti del Codice Civile, si costituisce irrevocabilmente ed incondizionatamente fideiussore a prima richiesta nell’interesse di Arcotronics, di Arcotronics Industries e dell’Acquirente e in favore del Nuovo Finanziatore, a garanzia delle seguenti obbligazioni (le “Obbligazioni Garantite”):

(a)                     il puntuale ed esatto adempimento di tutte le obbligazioni di pagamento (per capitale, interessi (anche di mora), commissioni, altri oneri e accessori) di Arcotronics e di Arcoindustries in dipendenza della Convenzione come modificata in virtù delle Modifiche; e

(b)                    il puntuale ed esatto pagamento dal parte dell’Acquirente della Commissione di Waiver e Modifica,

il tutto sino alla concorrenza massima della somma di Euro 70.000.000,00, comprensiva di capitale, interessi, anche di mora, commissioni, imposte, tasse, spese, oneri ed accessori di qualsivoglia natura (“Importo Massimo Garantito”).

Il Fideiussore si obbliga a corrispondere al Nuovo Finanziatore entro 5 Giorni Lavorativi dal ricevimento di una semplice richiesta scritta da parte del Nuovo Finanziatore, con espressa rinuncia al beneficio di preventiva escussione degli obbligati principali e/o di altri garanti, ed ogni eccezione irrevocabilmente rinunciata, ogni somma che, in qualsiasi momento, risultasse dovuta al Nuovo Finanziatore in relazione alle Obbligazioni Garantite e nei limiti dell’Importo Massimo Garantito. La Fideiussione rimarrà valida ed efficace anche in caso di eventuale opposizione da parte degli obbligati principali o di terzi. KEMET si obbliga a non esercitare alcun diritto di regresso o di surroga che gli dovesse spettare nei confronti degli obbligati principali sino a quando ogni ragione di credito del Nuovo Finanziatore non sia stata interamente ed irrevocabilmente estinta. Le spese per l’eventuale registrazione della garanzia ed ogni altra spesa ad essa inerente o conseguente saranno ad esclusivo carico di KEMET.

3.         Si conviene di apportare le seguenti modifiche in relazione al Credito Residuo ed alla Nuova Finanza (le “Modifiche”):

(a)                     l’ammontare non ancora erogato della Nuova Finanza B alla Data dell’Acquisizione, non potrà plù essere utilizzato dalla Società e\o Arcotronics Industries;

(b)                    sono abrogate le disposizioni di cui agli articoli 3.2.2, 3.2.3, 3.2.4, 3.2.6, 3.3.2, 3.3.4, 3.3.5, 3.3.6, 4.2.2 (in relazione alla previsione di una commissione di mancato utilizzo della Nuova Finanza B), 4.2.5, 4.2.7, 4.2.8, 14.13 e 14.16 della Convenzione;

(c)                     gli importi in linea capitale del Credito Residuo e della Nuova Finanza: (i) dovranno essere interamente rimborsati in un’unica soluzione alla data del 31 dicembre 2008 (la “Data di Scadenza”); e (ii) potranno essere rimborsati integralmente o parzialmente ad una data antecedente alla Data di Scadenza restando tuttavia espressamente inteso che (A) detto rimborso non potrà essere effettuato se non sia decorso il primo mese dalla Data dell’Acquisizione; (B) in caso di rimborso integrale o parziale del Credito Residuo e/o della Nuova Finanza effettuato in una data successiva al primo mese dalla Data dell’Acquisizione ed antecedente alla scadenza del 12° (dodicesimo) mese successivo alla Data dell’Acquisizione (la “Data di Riferimento”), alla data di esecuzione del predetto rimborso anticipato integrale o parziale, dovrà essere corrisposto (oltre all’importo per interessi maturati sull’importo oggetto di rimborso anticipato sino alla data di esecuzione del rimborso anticipato) un importo pari agli interessi che sarebbero maturati sull’importo oggetto di rimborso anticipato al tasso contrattualmente vigente ove il rimborso fosse stato effettuato alla Data di Riferimento; e (C) in caso di rimborso integrale o parziale del Credito Residuo e/o della Nuova Finanza effettuato in una data successiva alla Data di Riferimento ma antecedente alla Data di Scadenza nessun importo sarà dovuto a titolo di interessi (ad eccezione di quanto dovuto per gli interessi maturati sull’importo oggetto di rimborso anticipato sino alla data di esecuzione del rimborso anticipato).

(d)                    con riferimento alla misura ed alla modalità di pagamento degli Interessi del Credito Residuo e della Nuova Finanza, si applicheranno fino alla Data di Scadenza le disposizioni di cui agli articoli 3.2.1, 3.3.1 e 4.2.4 della Convenzione.

Le Modifiche sono da intendersi apposte a beneficio di Arcotronics e Arcotronics Industries, ai sensi e per gli effetti di cui agli articoli 1411 e seguenti del Codice Civile, in quanto nell’interesse delle medesime. KEMET si impegna nei confronti del Nuovo Finanziatore a procurare alla Data dell’Acquisizione, la dichiarazione scritta di Arcotronics e Arcotronics Industries di voler profittare delle Modifiche (congiuntamente, le “Dichiarazioni di Accettazione”), ai sensi e per gli effetti di cui all’ art. 1411, comma 2, del Codice Civile. Laddove le Dichiarazioni di Accettazione non siano consegnate al Nuovo Finanziatore entro e non oltre la Data dell’Acquisizione, le Modifiche non avranno effetto alcuno tra l’Acquirente ed il Nuovo Finanziatore, intendendosi espressamente derogato il disposto di cui all’art. 1411, comma 3, del Codice Civile ed il Waiver si intenderà irrevocabilmente risolto, fermo restando il pagamento della Commissione di Organizzazione secondo quanto previsto all’articolo 1 che precede.

Fermo restando quanto precede, tutte le disposizioni della Convenzione continuano ed essere vigenti tra il Nuovo Finanziatore, da una parte, e Arcotronics ed Arcotronics Industries, dall’altra, senza effetto novativo alcuno e sono confermate, per quanto occorrer possa, le modifiche alla Nuova Finanza di cui alla lettera del 5 luglio 2007 allegata alla presente sub “Allegato 1” in quanto non incompatibili con le Modifiche.

Il Nuovo Finanziatore si impegna a comunicare ad Arcotronics ed Arcotronics Industries l’ammontare complessivamente utilizzato del Credito Residuo e della Nuova Finanza alla Data dell’Acquisizione.

Il Nuovo Finanziatore si impegna altresi, ove richiesto dalle Società Finanziatrici, a prestare il proprio consenso in relazione a waiver, deroghe, rinunce e/o consensi di tali Società Finanziatrici a favore di società del Gruppo ai sensi della Convenzione, purché gli stessi non siano in alcun modo pregiudizievoli per alcuno del diritti del Nuovo Finanziatore ai sensi della Convenzione, del Credito Residuo, della Nuova Finanza e/o di alcuno dei Documenti Finanziari di cui il Nuovo Finanziatore sia parte.

Vi chiediamo di controfirmare e consegnare a KEMET, per accettazione di tutte le richieste e rinunce sopra esposte, copia della presente entro e non oltre il 10 agosto 2007.

Rimane altresi inteso che con la Vostra accettazione le parti saranno impegnate a compiere tutti gli atti e le formalità opportune e necessarie per il conseguimento degli scopi di cui alla presente lettera, ivi inclusa l’annotazione sul titolo e sui libri sociali di Arcotronics del perfezionamento dell’Acquisizione e la ricognizione delle garanzie reali che assistono la Nuova Finanza ed il Credito Residuo.

Con i migliori saluti,

KEMET Corporation

Per Loof - Chief Executive Officer

***

Per accettazione:

Pegaso Finance S.à r.l.

Christophe Velle

Luxembourg, 10 agosto 2007

Allegato 1

Lettera del 5 luglio 2007

PEGASO FINANCE Sàrl
Société à responsabilité limitée
Siège Social: 19-21 Bd du prince henri L-1724 LUXEMBOURG
RCS Luxembourg B : 119 008
Capital Social : EUR 12.500

Lussemburgo, 05 Luglio 2007

Spettabili

Arcotronics Italia S.p.A.
Arcotronics Industries S.p.A.
Via S. Lorenzo, 19
40037 Sasso Marconi (BO)

Raccomandata a.r. (anticipata via fax e posta elettronica)

Gentili Signori,

con riferimento alla Convenzione in data 13 settembre 2006 (le cui definizioni si intendono qui richiamate) ed alle Vostre richieste di deroga relative a talune disposizioni relative alla Nuova Finanza, consentiamo quanto segue:

1.                          che, limitatamente ai primi due Periodi di Interessi di ciascun utilizzo della Nuova Finanza, l’Opzione di Capitalizzazione Nuova Finanza sia esercitabile con riferimento all’intera componente interessi (ossia Euribor a 6 mesi e margine integrale), in parziale deroga all’art. 4.2.4 della Convenzione;

2.                          che, limitatamente ai primi diciotto mesi successivi alla Data di Esecuzione, la commissione di mancato utilizzo della Nuova Finanza B sia pagabile in un’unica soluzione alla scadenza di marzo 2008, in parziale deroga all’art. 4.2.2. della Convenzione;

3.                          che, limitatamente ai dividendi primi d’ora distribuiti da Arcotronics Ltd ovvero già deliberati e non ancora distribuiti da Arcotronics Ltd., sia disapplicato il “cash sweep” relativo alla Nuova Finanza, in parziale deroga a quanto indicato nel paragrafo 3.23 (B) (Rimborso Anticipato Obbligatorio del Residuo Credito A) e all’art. 4.2.8 della Convenzione;

4.                          che, limitatamente alla componente della Nuova Finanza B che non sia stata, di volta in volta, utilizzata per il rimborso dei Finanziamenti Ipotecari e che non risulti dunque utilizzabile in futuro per tale finalità, la Nuova Finanza B possa essere utilizzata per le esigenze finanziarie correnti della Società, in parziale deroga all’art. 4.2.1 della Convenzione, e possa dunque essere erogata direttamente da Pegaso Finance S.à.r.l. ad Arcotronics Italia S.p.A. e/o Arcotronics Industries S.p.A., previa approvazione da parte di Pegaso Finance S.à.r.l. della finalità specifica per la quale viene richiesta l’erogazione di tale finanziamento;

5.                          che, ai fini del funzionamento del meecanismo di step-up degli interessi previsto dall’art. 4.2.5. della Convenzione e della possibile revoca dell’Opzione di Capitalizzazione Nuova Finanza, il calcolo dei parametri finanziari previsti dallo stesso articolo ai punti (a)(i) e (a)(ii) per l’esercizio sarà effettuato sulla base dei dati relativi al solo esercizio 2007 e non anche all’esercizio 2006 ed avrà eventualmente impatto a partire dal 1° ottobre 2008. Fino a tale data, il calcolo degli interessi sarà regolamentato dall’Art. 4.2.4.

Restano ferme le altre disposizioni della Converzione che regolano i nostri rapporti.

Per quanto occorrer possa, Vi chiediamo di controfirmare, per accettazione, copia della presente.

Con i migliori saluti,

Sophie Jacquet	Carine Agostini

/s/ Sophie Jacquet	/s/ Carine Agostini

Pegaso Finance S.à.r.l

Per accettazione:

Arcotronics Italia S.p.A.
Gianpaolo Di Dio
Amministratore Unico

Arcotronics Industries S.p.A.
Gianpaolo Di Dio
Amministratore Unico